Exhibit 99.2

Infleqtion and Churchill Capital Corp X Complete Business Combination

Infleqtion to become the first publicly listed neutral-atom quantum technology company and will begin trading on the NYSE under ticker symbol “INFQ” on February 17, 2026

NEW YORK – February 13, 2026 – Infleqtion, Inc. (“Infleqtion”), a global leader in quantum sensing and quantum computing powered by neutral-atom technology, today announced the completion of its previously announced business combination with Churchill Capital Corp X (Nasdaq: CCCX) (“Churchill X”), a special purpose acquisition company.

Churchill X, whose shares of common stock, warrants and units were listed on The Nasdaq Stock Market LLC (“Nasdaq”) has delisted from Nasdaq, and shares of common stock and warrants of the post-combination company, Infleqtion, Inc., are expected to begin trading on the New York Stock Exchange (“NYSE”) beginning on February 17, 2026, under the ticker symbols “INFQ” and “INFQ WS”, respectively. Each of the units sold by Churchill X in its initial public offering have been separated and will no longer be listed on Nasdaq following the closing of the business combination.

Infleqtion translates quantum technology into solutions that expand human potential. Infleqtion designs, builds, and sells quantum computers, precision sensors, and software to governments, enterprises, and research institutions. As a first mover in neutral-atom technology, a leading quantum modality recognized for scalability, flexibility, and cost efficiency, Infleqtion has developed a practical, differentiated commercial platform designed to scale. This approach enables Infleqtion to support both quantum computing and precision sensing from a single product architecture. The company’s portfolio includes quantum computers, quantum clocks, RF receivers, and inertial sensors, engineered for real-world deployment and optimized by Infleqtion’s proprietary software. These systems are used in collaboration with NVIDIA and by customers including the U.S. Department of War, NASA, and the U.K. government.

Infleqtion will become the first publicly listed neutral-atom quantum technology company and the only public company with commercial leadership across both quantum computing and precision sensing.

About Infleqtion

Infleqtion, Inc. is a global leader in quantum sensing and quantum computing, powered by neutral-atom technology. We design and build quantum computers, precision sensors, and quantum software for governments, enterprises, and research institutions. Our commercial portfolio includes quantum computers as well as quantum Radio Frequency (QRF) systems, quantum clocks, and inertial navigation solutions. Infleqtion is the partner of choice for governments and commercial customers seeking cutting-edge quantum capabilities. Infleqtion announced in September 2025 it plans to go public via a merger with Churchill Capital Corp X (NASDAQ: CCCX). For more information, visit Infleqtion.com or follow Infleqtion on LinkedIn, YouTube, and X.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Infleqtion has based these forward-looking statements on current expectations and projections about future events. These statements include: projections of market opportunity and market share; estimates of customer adoption rates and usage patterns; projections regarding Infleqtion’s ability to commercialize new products and technologies; projections of development and commercialization costs and timelines; expectations regarding Infleqtion’s ability to execute its business model and the expected financial benefits of such model; expectations regarding Infleqtion’s ability to attract, retain and expand its customer base; Infleqtion’s deployment of proceeds from capital raising transactions; Infleqtion’s expectations concerning relationships with strategic partners, suppliers, governments, state-funded entities, regulatory bodies and other third parties; Infleqtion’s ability to maintain, protect and enhance its intellectual property; future ventures or investments in companies, products, services or technologies; development of favorable regulations affecting Infleqtion’s markets; the potential benefits of the proposed transaction and expectations related to its terms and timing; and the potential for Infleqtion to increase in value.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of Infleqtion.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause Infleqtion’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: the effect of the announcement of Infleqtion’s public listing on Infleqtion’s business relationships, operating results, and business generally; that the public listing disrupts current plans and operations of Infleqtion; the outcome of any legal proceedings that may be instituted against Infleqtion; the ability to maintain the listing of Infleqtion’s securities on a national securities exchange; that Infleqtion is pursuing an emerging technology, faces significant technical challenges and may not achieve commercialization or market acceptance; Infleqtion’s historical net losses and limited operating history; Infleqtion’s expectations regarding future financial performance, capital requirements and unit economics; Infleqtion’s use and reporting of business and operational metrics; Infleqtion’s competitive landscape; Infleqtion’s dependence on members of its senior management and its ability to attract and retain qualified personnel; Infleqtion’s concentration of revenue in contracts with government or state-funded entities; the potential need for additional future financing; Infleqtion’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; Infleqtion’s reliance on strategic partners and other third parties; Infleqtion’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use, rate of adoption and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; Infleqtion’s ability to maintain internal control over financial reporting and operate a public company; the possibility that required regulatory approvals for the proposed transaction are delayed or are not obtained, which could adversely affect Infleqtion or the expected benefits of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings or government investigations that may be commenced against Infleqtion; failure to realize the anticipated benefits of the proposed transaction; the ability of Infleqtion to issue equity or equity-linked securities in connection with the proposed transaction or in the future; and other factors described in Infleqtion’s filings with the SEC. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Infleqtion with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of Infleqtion’s management as of the date of this communication; subsequent events and developments may cause their assessments to change. While Infleqtion may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so. Accordingly, undue reliance should not be placed upon these statements.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this communication, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

Contacts

Media Contact

Tim Biba

Solebury Strategic Communications

tbiba@soleburystrat.com

Investor Contact

Marcus Kupferschmidt

Infleqtion

investors@infleqtion.com